UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 26, 2006

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EUROBANCSHARES, INC.
(Exact name of registrant as specified in its charter)

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Commonwealth of Puerto Rico	000-50872	66-0608955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Muñoz Rivera Avenue San Juan, Puerto Rico 00918
(Address of principal executive offices) (Zip Code)

(787) 751-7340
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 26, 2006, EuroBancshares, Inc. (“EuroBancshares”) dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm, and selected Crowe Chizek and Company, LLC (“Crowe Chizek”) to serve as its new independent registered public accounting firm. The dismissal of KPMG and the engagement of Crowe Chizek were authorized and approved by the Audit Committee of the Board of Directors of EuroBancshares primarily as a result of the company’s efforts to manage its ongoing fees, costs and expenses associated with its accounting and annual audit process.

KPMG’s audit reports on the consolidated financial statements of EuroBancshares as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

KPMG’s report on the consolidated financial statements of EuroBancshares as of December 31, 2004 contained a separate paragraph stating that “the Company adopted the provision of Financial Accounting Standards Board’s Interpretation No. 46R, Consolidation of Variable Interest Entities, as of December 31, 2003.”

KPMG’s audit report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that EuroBancshares did not maintain effective internal control over financial reporting as of December 31, 2005 due to the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states:

As of December 31, 2005, the Company identified a material weakness in its internal control over financial reporting related to determining the allowance for loan and lease losses, resulting from the following matters:

•	The Company did not maintain sufficient documentation to support the monitoring of the recent loss trends experienced in loan and lease portfolios;

•	There was a lack of controls over the segregation of the commercial real estate/other commercial loan portfolios used for determining the general allowance for loan losses; and

•	EuroBancshares did not maintain adequate documentation to support the unallocated portion of the allowance for loan and lease losses.

These deficiencies resulted in a misstatement in the allowance for loan and lease losses in the Company’s preliminary December 31, 2005 financial statements and resulted in more than a remote likelihood that a material misstatement of its consolidated financial statements would not have been prevented or detected.

In Item 9A of EuroBancshares’ Annual Report on Form 10-K for the year ended December 31, 2005, management reported that it had assessed the effectiveness of EuroBancshares’ internal control over financial reporting as of December 31, 2005 and had identified a material weakness in internal control over financial reporting as described above. The material weakness resulted in an adverse opinion from KPMG on the effectiveness of EuroBancshares’ internal control over financial reporting as of December 31, 2005.

In addition, for the year ended December 31, 2004, KPMG examined and attested to assertions made by management of Eurobank concerning the effectiveness of the institution’s internal control structure and procedures for financial reporting in connection with its compliance reporting obligations under Section 36 of the Federal Deposit Insurance Act. EuroBancshares disclosed in Item 9A of its Annual Report on Form 10-K for the year ended December 31, 2004, that in making its assessment of internal control over financial reporting, management of Eurobank identified a deficiency related to accounting for certain derivative financial instruments that were acquired in connection with the acquisition of BankTrust in May 2004 under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” (“SFAS 133”). Specifically, the deficiency resulted from the lack of adequate controls designed to ensure that the documentation, monitoring and evaluation required by generally accepted accounting principles were properly maintained for the term of the respective derivative financial instrument and that such documentation provides reasonable assurance to support the ongoing monitoring of the Bank’s hedging activities. Management of the bank concluded that the amounts involved with respect to these derivative financial instruments are not material for the periods reported and that prior 2004 interim financial statements need not be revised. Management evaluated the impact of this deficiency on Eurobank’s assessment of internal control over financial reporting and concluded that the control deficiency described above represented a material weakness. Accordingly, management concluded that, as of December 31, 2004, Eurobank’s internal control over financial reporting may not be effective.

During the years ended December 31, 2005 and 2004 and the subsequent interim period through May 26, 2006, there were (i) no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on EuroBancshares’ financial statements for such years and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except as described above.

EuroBancshares has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weakness.

EuroBancshares provided KPMG with a copy of the foregoing disclosures and requested KPMG to furnish EuroBancshares a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. EuroBancshares will amend this Form 8-K and attach a copy of such letter as an exhibit promptly after KPMG furnishes the letter to the company.

During EuroBancshares’ two most recent fiscal years ended December 31, 2005, and the subsequent interim period through May 26, 2006, EuroBancshares did not consult with Crowe Chizek regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on EuroBancshares’ consolidated financial statements or (ii) the subject matter of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROBANCSHARES, INC.

Date: June 2, 2006	By:	/s/ Rafael Arrillaga-Torréns, Jr.
Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief Executive Officer